SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement.
[ ]    Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]    Definitive proxy statement.
[X]    Definitive additional materials.
[ ]    Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)    Title of each class of securities to which transaction applies:
         (2)    Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)    Proposed maximum aggregate value of transaction:
         (5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                               Date: July 10, 2001

The proposed merger of First Union and Wachovia will be submitted to First Union's and Wachovia's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789).

The information presented below may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.


THE FOLLOWING PRESS RELEASE ANNOUCES THAT WACHOVIA CORPORATION WILL RELEASE SECOND QUARTER EARNINGS ON JULY 11, 2001

[WACHOVIA LETTERHEAD APPEARS HERE]
--------------------------------------------------------------------------------
News Announcement

                                                        Wachovia Corporation
                                                        Atlanta, GA  30383
                                                        Winston-Salem, NC  27150

For Additional Information:
Robert S. McCoy, Jr.
Chief Financial Officer, 336-732-5926

Marsha L. Smunt
Investor Relations, 336-732-5788

July 9, 2001


        Wachovia to Announce Second Quarter Earnings on July 11th

           WINSTON-SALEM, N.C. - Wachovia Corporation (NYSE:WB) will announce its earnings for the second quarter on Wednesday, July 11, 2001. A conference call will be held at 10 a.m. Eastern time. Senior executives will review the financial results and discuss progress of the proposed merger of equals between Wachovia and First Union. Management's discussion will be available via Webcast from www.wachovia.com/investor/earnings.asp or by calling 719-457-2637.
           A replay of the discussion will be available after 2 p.m. Eastern time on July 11 from the above Internet address or by calling 719-457-0820 and entering access code 730974. Telephone replay will be available until July 18.
           Copies of the earnings release and supporting financial information will be available at www.wachovia.com/about.
           Wachovia is a major interstate financial holding company offering banking and financial services to individuals primarily in Florida, Georgia, North Carolina South Carolina and Virginia and to corporations and institutions throughout the United States and globally. Wachovia Corporation is headquartered in Winston-Salem, N.C., and Atlanta and had assets of $75.6 billion at March 31, 2001. Wachovia's Web site is located at www.wachovia.com.



           This news release contains forward-looking statements regarding Wachovia Corporation. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in Wachovia's filings with the Securities and Exchange Commission.